Prudential Investments LLC

Gateway Center Three
100 Mulberry Street

Newark, New Jersey 07102

November 1, 2011

The Board of Trustees

Prudential Investment Portfolios 9

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Re:     Prudential Large-Cap Core Equity Fund (the “Fund”)

To the Board of Trustees:

The manager has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to 0.95% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC

By:     /s/ Scott E. Benjamin

Name:     Scott E. Benjamin
Title:     Executive Vice President

Prudential Investments LLC

Gateway Center Three
100 Mulberry Street

Newark, New Jersey 07102

November 1, 2011

The Board of Trustees

Prudential Investment Portfolios 9

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Re:     Prudential International Real Estate Fund (the “Fund”)

To the Board of Trustees:

The manager has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC

By:     /s/ Scott E. Benjamin

Name:     Scott E. Benjamin
Title:     Executive Vice President

Prudential Investments LLC

Gateway Center Three
100 Mulberry Street

Newark, New Jersey 07102

January 26, 2012

The Board of Trustees

Prudential Investment Portfolios 9

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Re:     Prudential Absolute Return Bond Fund (the “Fund”)

To the Board of Trustees:

The manager has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to 0.85% of the Fund's average daily net assets.

Very truly yours,

PRUDENTIAL INVESTMENTS LLC

By:     /s/ Scott E. Benjamin

Name:     Scott E. Benjamin
Title:     Executive Vice President